                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: June 27, 1997

                      AUTONOMOUS TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

        Florida                        0-28278                   59-2554729
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
   of incorporation)                                         Identification No.)

                 2800 Discovery Drive, Orlando, Florida  32826
       (Address of registrant's principal executive offices)  (Zip Code)
      Registrant's telephone number, including area code:  (407) 384-1600

                             ITEM 5:  OTHER EVENTS

     On June 27, 1997, Autonomous Technologies Corporation filed with the Secretary of State of the State of Florida an Amendment to its Third Amended and Restated Articles of Incorporation. The Amendment to the Third Amended and Restated Articles of Incorporation for Autonomous Technologies Corporation was adopted by the Company on June 12, 1997, pursuant to a recommendation by the Board of Directors of the Company to the shareholders of the Company and approval by the shareholders on June 12, 1997, at the annual meeting of the shareholders.

     Included within the Amendment to the Third Amended and Restated Articles of Incorporation are amendments to three Articles. The first amendment, to Article IV, increased the number of authorized shares of the Company's Common Stock that the Company is authorized to issue from 15,000,000 shares to 25,000,000 shares. The second amendment, to Article XI, provides that any action to be taken by written consent in lieu of an annual or special meeting of the stockholders is prohibited unless the use of written consents is approved in advance thereof by the Board of Directors. The third amendment adds Article XIII to the Articles and provides that an affirmative vote of the holders of not less than two-thirds of the outstanding voting shares is required to amend such a prohibition of the use of written consents by the stockholders set forth above.

     On July 1, 1997, the Company completed a private placement of 3,000,000 shares of Common Stock at $3.00 per share. The Company's press release in the matter, dated July 2, 1997, entitled "Autonomous Technologies Closes $9 Million Private Placement" is attached as Exhibit 99.2.

                                    EXHIBITS

Exhibit Number    Exhibit Table
----------------  ----------------------------------------------------------

99.1 Articles of Amendment to the Third Amended and Restated Articles of Incorporation of Autonomous Technologies Corporation.

99.2 Press Release, entitled "Autonomous Technologies Closes $9 Million Private Placement", dated July 2, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Autonomous Technologies Corporation



Date:  July 1, 1997                 By: /s/ Randy W. Frey
      --------------                   ----------------------------------------
                                    Randy W. Frey, Chairman of the Board,
                                    President, and Chief Executive Officer

                               INDEX TO EXHIBITS

                                                                   Sequentially
                                                                   -------------
Exhibit    Description                                             Numbered Page
---------  -----------------------------------------               -------------

99.1       Articles of Amendment to the Third Amended and
           Restated Articles of Incorporation of Autonomous
           Technologies Corporation.

99.2       Press Release, entitled "Autonomous Technologies
           Closes $9 Million Private Placement", dated July 2, 1997.